Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 2, 2009 - August 29, 2009

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Listing of bank account numbers and balances		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	X
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ J. Gregory Ambro Signature of Debtor	October 12, 2009 Date

Signature of Joint Debtor	Date

/s/ J. Gregory Ambro Signature of Authorized Individual*	October 12, 2009 Date

J. Gregory Ambro Printed Name of Authorized Individual	Executive Vice President and Chief Operating Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 2, 2009 - August 29, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

		BANK ACCOUNTS						CURRENT MONTH		FILING TO DATE
		GEN OPER.	STORE WORKING FUNDS	UTILITY DEP	SALES TAX	PROF FEES RESERVE	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH		$ 13,279	$ -	$ 280	$ 5,663	$ 4,004	$ -	$ 23,226	$ 3,568	$ (68,811)

RECEIPTS
CASH SALES		-						-	-	83,387
CREDIT CARD RECEIVABLES		-						-	-	20,495
LOANS AND ADVANCES		-						-	-	-
SALE OF ASSETS		-						-	-	114,382
OTHER RECEIPTS	[3]	126						-	4,300	64,432
TRANSFERS (FROM DIP ACCTS)		(8)			8			126	2,966	-

TOTAL RECEIPTS		$ 118	$ -	$ -	$ 8	$ -	$ -	$ 126	$ 7,266	$282,697

DISBURSEMENTS
ADVERTISING		-						-	-	3,223
MERCHANDISE (INCLUDING FREIGHT)		-						-	-	53,228
RENT		94						94	-	13,531
PAYROLL, PAYROLL TAXES, AND BENEFITS		741						741	74	47,988
UTILITIES		357						357	-	4,522
INSURANCE		1						1	-	735
SALES AND OTHER TAXES		33			5,653			5,686	-	32,522
GENERAL OPERATING		299						299	15	8,253
FINLAY LICENSE		8						8	-	11,814
FINANCING EXPENSES		-						-	-	3,524
PROFESSIONAL FEES		-				1,400		1,400	1,480	10,017
OTHER		-						-	5	7,636
TOTAL DISBURSEMENTS		$ 1,533	$ -	$ -	$ 5,653	$ 1,400	$ -	$ 8,586	$ 1,574	$196,993

DRAW ON LC		-						-	-	4,648
ADJUSTMENTS		-						-	-	2,522
NET CASH FLOW		$ (1,415)	$ -	$ -	$ (5,645)	$ (1,400)	$ -	$ (8,460)	$ 5,692	$ 83,578
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH		$ 11,864	$ -	$ 280	$ 18	$ 2,604	$ -	$ 14,766	$ 9,260	$ 14,766

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of August 29, 2009 was $0.

[2] 'Projected' amounts reflect projections per the DIP budget (based on weeks ending each Monday) and reflect projected activity for the period August 3, 2009 - August 31, 2009. The projection does not include activity in the other general operating, Alaska, prof fees, utilities, and sales tax accounts.

[3] Primarily includes vendor refunds and proceeds from de minimis asset sales.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 2, 2009 - August 29, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

(Actual $)
				AMOUNT PAID		TOTAL PAID TO DATE
	PERIOD	DATE OF COURT ORDER	AMOUNT					AMOUNT	TOTAL INCURRED
PAYEE	COVERED	AUTHORIZING PAYMENT	APPROVED	FEES	EXPENSES	FEES	EXPENSES	ACCRUED	AND UNPAID
O'Melveny & Meyers	8/2/09 to 8/29/09	8/6/2009, 8/20/2009	1,336,500	1,290,410	46,090	2,863,019	83,163	3,988,000	1,041,818
FTI Consulting	8/2/09 to 8/29/09					1,528,980	89,668	3,426,000	1,807,352
Richards, Layton & Finger	8/2/09 to 8/29/09	8/20/2009, 8/28/2009	62,890	54,137	8,753	268,551	32,619	351,000	49,830
Kurtzman Carson Consultants	8/2/09 to 8/29/09					577,216	-	807,000	229,784
Cooley Godward Kronish	8/2/09 to 8/29/09					314,607	10,530	901,000	575,863
Loughlin Meghji & Company	8/2/09 to 8/29/09					165,205	365	611,000	445,430
Benesch	8/2/09 to 8/29/09					40,364	-	100,000	59,636
GE Capital Third Party Legal [1]	8/2/09 to 8/29/09	n/a	n/a	107,801	4,442	470,689	5,505	500,000	23,806
Financial Dynamics	8/2/09 to 8/29/09					29,377	-	25,000	(4,377)
Other	8/2/09 to 8/29/09					40,601	-	763,000	722,399

TOTAL PAYMENTS TO PROFESSIONALS			$ 1,399,390	$ 1,452,348	$ 59,285	$ 6,298,609	$ 221,850	$ 11,472,000	$ 4,951,541

[1] Amounts paid to GE Capital's legal advisors represent disbursements related to advisory work on the Credit Agreement performed prepetition.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 2, 2009 - August 29, 2009

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month ($ in 000's)	Filing to Date ($ in 000's)
Net Sales	-	93,101
Net Leased Department Revenue	-	1,791
Net Credit Revenue	58	1,737
Total Revenues	58	96,629
COST OF GOODS SOLD
Cost of Goods Sold	-	73,936
Gross Profit	58	22,693
OPERATING EXPENSES
Advertising	-	2,153
Bad Debts	12	67
Contributions	-	9
Employee Benefits Programs	(38)	2,131
Insider Compensation	38	870
Insurance	156	1,123
Repairs and Maintenance	71	1,089
Rent and Lease Expense	112	4,003
Salaries/Commissions/Fees	871	21,261
Supplies	1	1,917
Taxes	149	2,964
Travel and Entertainment	-	132
Utilities	295	1,533
Other (attach schedule)	(557)	91,243
Total Operating Expenses Before Depreciation	1,110	130,495
Depreciation/Depletion/Amortization	38	5,167
Net Profit (Loss) Before Other Income & Expenses	(1,090)	(112,969)
OTHER INCOME AND EXPENSES
Other (Income (attach schedule)	39	(2,369)
Interest Expense	7	1,602
Net Profit (Loss) Before Reorganization Items	(1,136)	(112,202)
REORGANIZATION ITEMS
Professional Fees	764	11,564
U. S. Trustee Quarterly Fees	10	80
Other Reorganization Expenses (attach schedule)	-	2,809
Total Reorganization Expenses	774	14,453
Income Taxes	-	76
Net Profit (Loss)	$ (1,910)	$ (126,731)

Notes:

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 2, 2009 - August 29, 2009

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	23	5,477
Unclassified	(4)	(1,107)
Communications	64	620
Postage	1	235
Professional Fees	6	(49)
Costs capitalized under Uniform Capitalization Rules [1]	-	(1,099)
Gain on Assets [2]	(666)	87,122
Store Closure Costs	19	44

Total Other Operational Expenses	(557)	91,243
Other Income
Rental income	(6)	(76)
Miscellaneous income	45	(2,293)

Total Other Income	39	(2,369)
Other Reorganization Expenses
Amortization of DIP loan fees	-	2,809
		-
Total Other Reorganization Expenses	-	2,809

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to better match these costs with the related sales.

[2] Gain on Assets includes a write-off of a capital lease as of the lease rejection date.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 2, 2009 - August 29, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	($ in 000's)	($ in 000's)
Unrestricted Cash and Cash Equivalents	$ 11,711	$ 7,408
Restricted Cash and Cash Equivalents [1]	2,902	-
Accounts Receivable (Net) [2]	6,381	2,944
Inventories	-	126,552
Prepaid Expenses (attach schedule)	1,283	3,849
Professional Retainers	320	493
Other Current Assets (attach schedule)	6,713	8,216
TOTAL CURRENT ASSETS	$ 29,310	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	16,006	60,652
Machinery and Equipment	-	61,313
Furniture, Fixtures and Office Equipment	6	89,942
Leasehold Improvements	4,236	65,463
Vehicles	-	420
Construction in progress	-	2,187
Less Accumulated Depreciation	(7,260)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 12,988	$ 128,749
OTHER ASSETS
Loans to Insiders	-	-
Other Assets (attach schedule)	5,309	5,166
TOTAL OTHER ASSETS	$ 5,309	$ 5,166

TOTAL ASSETS	$ 47,607	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	2,800
Taxes Payable (refer to FORM MOR-4)	807
Wages Payable	127
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	-
Professional Fees	4,972
Amounts Due to Insiders	20
Other Postpetition Liabilities (attach schedule)	17,832
TOTAL POSTPETITION LIABILITIES	$ 27,847	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	990	76,069
Priority Debt	37	37
Unsecured Debt	54,693	54,533
Other Pre-petition Liabilities (attach schedule)	2,125	64,099
TOTAL PRE-PETITION LIABILITIES	$ 57,845	$ 194,738

TOTAL LIABILITIES	$ 85,692	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(126,729)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	(38,085)	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 47,607	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility adequate assurance and professional fees.

[2] Accounts Receivable (Net) includes $3,800 which is off-set by a liability to a merchandise factor classified in Unsecured Debt.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 2, 2009 - August 29, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses	($ in 000's)	($ in 000's)
Prepaid insurance	306	1,167
Workers compensation prepaid	889	889
Prepaid advertising	-	219
Prepaid health and other	3	122
Prepaid rent	85	-
Prepaid expenses	320	1,094
Prepaid property taxes	-	358

Total Prepaid Expenses	1,603	3,849
Other Current Assets
Supplies	-	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	-	4
Other receivables	595	373
Salary support receivable	-	184
Other	-	3

Total Other Current Assets	6,713	8,216
Other Assets
Intangibles - lease rights	-	813
Investment in partnership	1,773	1,810
Credit card and other deposits	3,536	-
Straightline lease	-	2,543
Prepaid rent	-

Total Other Assets	5,309	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Pre-petition Liabilities
Other Postpetition Liabilities
Accrued expenses	100
Gift and merchandise cards	3,595
Vacation payable	65
Payroll deductions payable	55
Sales return reserve	-		[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	332	-	[1]
Deferred revenue	3,047	-
Deferred rent	-
Intangibles - lease rights	-
Fin 48 liability	1,008
Deferred taxes	3,512
Capital leases	-
Total Other Postpetition Liabilities	17,832

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	1,623	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	286	520
Pension liability	97	97
Other accruals prepetition	119	599
Store party fund	-	63
Vendor supported events	-	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	2,125	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 2, 2009 - August 29, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

(Actual $)
	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	152,375	40,343	(158,349)	34,369
FICA	100,148	32,355	(113,855)	18,648
Unemployment	3,566	8	-	3,574
Total Federal Taxes	$ 256,089	$ 72,706	$ (272,204)	$ 56,591
State and Local
Withholding	48,840	18,199	(54,961)	12,078
Sales & Excise [1]	5,666,489	-	(5,652,808)	13,681
Unemployment	13,496	53	-	13,549
Real Property	450,443	59,522	-	509,965
Personal Property [2]	127,891	72,728	-	200,619
Workers Compensation	2	-	-	2
Other: Local	34	-	-	34
Total State and Local	6,307,195	150,502	(5,707,769)	749,929
Total Taxes	$ 6,563,284	$ 223,209	$ (5,979,973)	$ 806,519

[1] Sales and Excise taxes are paid one month in arrears.

[2] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Attach aged listing of accounts payable.

Note: The Company does not analyze or prepare the aging of its accounts payable.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: August 2, 2009 - August 29, 2009

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	X
this reporting period? If yes, provide an explanation below.[1]
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	N/A
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

[1]   Proceeds from deminimis asset sales were received during this period.